UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

(516) 683-4100
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 7.01	Regulation FD Disclosure

On November 13, 2012, New York Community Bancorp, Inc. (the “Company”) issued a press release confirming that the ticker symbol for its common stock, which trades on the New York Stock Exchange (the “NYSE”), will change from “NYB” to “NYCB” when the market opens on Tuesday morning, November 13, 2012. The Company also announced that the ticker symbol for its Bifurcated Option Note Unit SecuritiESSM (“BONUSES Units”), which also trade on the NYSE, will change from “NYB PrU” to “NYCB PrU” on the same date.

Item 9.01	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the press release issued by the Company on November 13, 2012 to announce the change in its common stock ticker symbol and in the ticker symbol for its BONUSES Units.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 13, 2012	NEW YORK COMMUNITY BANCORP, INC.

/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President and Director,
Investor Relations and Corporate Communications

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on November 13, 2012.